Exhibit 10.1

                                 LIMITED CONSENT

     THIS LIMITED CONSENT (this "Consent") is made as of the 14th day of January, 2005, among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Borrower"), KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the "Parent"), FREEDOM RINGS, LLC, a Delaware limited liability company, and GOLDEN GATE DOUGHNUTS, LLC, a North Carolina corporation (collectively, the "Subsidiary Guarantors"), MONTANA MILLS BREAD CO., INC., a Delaware corporation (the "Affiliate Guarantor", and, collectively with the Parent and the Subsidiary Guarantors, the "Guarantors"), the LENDERS party hereto (the "Lenders"), BRANCH BANKING AND TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Co-Documentation Agents, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent") and the Issuing Lender (the "Issuing Lender").

                                R E C I T A L S:

     The Borrower, the Administrative Agent, the Issuing Lender and the Lenders have entered into that certain $150,000,000 Credit Agreement dated as of October 31, 2003, as amended by that certain First Amendment to Credit Agreement dated November, 2003 (as so amended, the "Credit Agreement"). Capitalized terms used in this Consent which are not otherwise defined in this Consent shall have the respective meanings assigned to them in the Credit Agreement.

     The Borrower has failed to deliver financial statements and a Compliance Certificate for the Fiscal Quarter ended October 31, 2004 (the "Required Financial Information") as required by Sections 6.01(b) and 6.01(c) of the Credit Agreement (the "Existing Defaults").

     The Borrower has requested the Administrative Agent, the Issuing Lender and the Lenders to provide this limited consent to a delay in delivery of the Required Financial Information and the extension of the applicable grace period with respect to the Existing Defaults under Section 8.01(c) of the Credit Agreement arising from the failure to deliver the Required Financial Information, such consent to be subject to certain terms and conditions as specifically set forth herein.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Consent.



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     SECTION 2. Limited Consent.

     (a) Upon the satisfaction of the conditions contained in Section 4, but with effect on and after the date hereof, the Administrative Agent, the Lenders and the Issuing Lender hereby consent to the extension to January 24, 2005 of the applicable 30-day grace period under Section 8.01(c) of the Credit Agreement insofar as that period relates to the delivery of the Required Financial Information under either Section 6.01(b) or 6.01(c), of the Credit Agreement.

     (b) The consent granted in clause (a) above shall be limited solely to the delivery of the Required Financial Information and shall not be deemed to (i) be a waiver of or consent to any deviation from or modification or amendment of any other Default which has occurred and is continuing or which shall have occurred at any time prior to the date hereof, or of any other term or condition of the Credit Agreement, or of any default under any instruments or agreements referred to herein or therein, or (ii) prejudice in any way any right or rights which the Administrative Agent, the Issuing Lender or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to herein or therein or executed in connection herewith or therewith. The consent set forth in clause (a) above shall not at any time or in any way obligate the Administrative Agent, the Issuing Lender or the Lenders to grant any other approval, waiver, or consent hereinafter requested by the Borrower.

     (c) Except as specifically provided herein, the Administrative Agent, the Issuing Lender and the Lenders expressly reserve all of their rights and remedies available to them under the Credit Agreement and applicable law.

     SECTION 3. Other Agreements.

     (a) The Borrower hereby acknowledges that (i) the limited consent granted in Section 2(a) above is an extension of the applicable 30-day grace period under Section 8.01(c) of the Credit Agreement and shall not be deemed to be a waiver of the Existing Defaults and (ii) the Borrower shall continue to be in Default under the Credit Agreement until such Required Financial Information is delivered pursuant to the terms of the Credit Agreement.

     (b) The Borrower hereby agrees, and the Administrative Agent, Issuing Lender and the Lenders hereby acknowledge, that until the Borrower delivers the Required Financial Information, the provisions of the Credit Agreement that apply (i) after the occurrence and/or during the continuance of a Default and
(ii) during the period from the date such Required Financial Information was due to the date such Required Financial Information is delivered, shall continue to apply.

     (c) Without in any way limiting the application of clause (b) above, the Borrower specifically acknowledges that, as provided in the Credit Agreement, so long as the Existing Defaults continue, no Borrowings will be permitted, nor new Letters of Credit issued, under the Credit Agreement.



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     (d) The Borrower hereby agrees that if the Required Financial Information has not been received by the Administrative Agent and each of the Lenders on or before January 24, 2005 such failure to make such delivery in compliance with Sections 6.01(b) and 6.01(c) of the Credit Agreement shall permit the exercise of all rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders arising from such failure.

     SECTION 4. Conditions to Effectiveness. The effectiveness of this Consent is subject to satisfaction of the following conditions:

     (a) receipt by the Administrative Agent from each of the Borrower, the Guarantors and the Required Lenders of a duly executed counterpart of this Consent signed by such party;

     (b) the fact that the representations and warranties of each of the Borrower and the Guarantors contained in Section 6 of this Consent shall be true on and as of the date hereof; and

     (c) receipt by the Administrative Agent from the Borrower for the ratable account of the Lenders executing this Consent of fees in an amount equal to $50,000.

     SECTION 5. Limitations. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. The consent granted herein is limited solely to the Existing Defaults. This Consent is not intended to effect, nor shall be construed as, a novation. The Credit Agreement and this Consent shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, nor affect or impair any rights, powers or remedies under the Credit Agreement, except as herein provided. Except as expressly provided herein, the Lenders, the Issuing Lender and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower and each of the Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of each Loan Document to which it is a party, such Loan Documents being hereby ratified and affirmed.

     SECTION 6. Representations and Warranties. The Borrower and each of the Guarantors hereby represent and warrant to the Administrative Agent, the Issuing Bank and each of the Lenders as follows:

     (a) To the best of their knowledge and belief after reasonably diligent inquiry, and except for those matters described and referred to in the Form 8-K dated January 4, 2005, filed by the Borrower under the Exchange Act, Borrower is in compliance as of the date hereof with the financial covenants contained in
Section 7.13 of the Credit Agreement.

     (b) The Borrower and each of the Guarantors have the power and authority to enter into this Consent and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.



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     (c) This Consent has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Borrower and the Guarantors and constitutes the legal, valid and binding obligation of each of the Borrower and the Guarantors, enforceable against each of the Borrower and the Guarantors in accordance with its terms, provided that such enforceability is subject to general principles of equity.

     (d) The execution and delivery of this Consent and the performance by each of the Borrower and the Guarantors of its obligations hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the certificate of incorporation or bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the Borrower's or any Guarantor's assets or properties are or may become bound.

     SECTION 7. Counterparts. This Consent may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 8. Governing Law. This Consent shall be construed in accordance with and governed by the law of the State of North Carolina (without giving effect to its conflict of laws rules).

     SECTION 9. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

     Section 10. Joinder of Existing Guarantors. Each Guarantor confirms, acknowledges and agrees that each Loan Document to which it is a party is and remains in full force and effect and shall cover the Obligations as modified by this Consent. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of its Guaranty, said Guaranty being hereby ratified and affirmed. Except as expressly provided herein, no Loan Document shall in any way be impaired, discharged, diminished, or released by this Consent.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]



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     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Consent as of the day and year first above written.

                                        BORROWER:

                                        KRISPY KREME DOUGHNUT
                                        CORPORATION

                                        By:      /s/ Michael C. Phalen
                                        Title:   Chief Financial Officer







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                                  ADMINISTRATIVE AGENT:

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Administrative Agent, an Issuing Lender and as a Lender

                                  By:      /s/ Richard B. Macon
                                  Title:   Senior Vice President

                                  LENDERS:

                                  BRANCH BANKING AND TRUST COMPANY,
                                  as Syndication Agent and as a Lender
                                  By:      /s/ J. Tol Broome, Jr.
                                  Title:   Executive Vice President

                                  BANK OF AMERICA, N.A.,
                                  as Co-Documentation Agent and as a Lender

                                  By:      /s/ J. Thomas Johnson
                                  Title:   Senior Vice President

                                  ROYAL BANK OF CANADA,
                                  as Co-Documentation Agent and as a Lender

                                  By:      /s/ G. MacArthur
                                  Title:   Authorized Signatory

                                  CIBC INC.,
                                  as a Lender
                                  By:_______________________________________
                                  Title:____________________________________

                                  THE BANK OF NOVA SCOTIA,
                                  as a Lender

                                  By:      /s/ Chris J. Allen
                                  Title:   Managing Director and Office Head





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     This Consent is hereby acknowledged by, consented and agreed to, and duly executed and delivered as of the day and year first above.

                                  GUARANTORS:

                                  KRISPY KREME DOUGHNUTS, INC.

                                  By:      /s/ Michael C. Phalen     (SEAL)
                                  Title:   Chief Financial Officer

                                  FREEDOM RINGS, LLC

                                  By:      /s/ Sherry Polonsky     (SEAL)
                                  Title:   Manager

                                  MONTANA MILLS BREAD CO., INC.

                                  By:      /s/ Michael C. Phalen     (SEAL)
                                  Title:   Vice President and Treasurer


                                  GOLDEN GATE DOUGHNUTS, LLC

                                  By:      /s/ Sherry Polonsky     (SEAL)
                                  Title:   Manager






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